UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 10, 2013

PARKERVISION, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	000-22904	59-2971472
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

7915 Baymeadows Way, Jacksonville, Florida	32256
(Address of Principal Executive Offices)	(Zip Code)

(904) 732-6100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Directors; Compensatory Arrangements of Certain Officers.

On July 10, 2013, the shareholders of ParkerVision, Inc. (the “Company”) approved the ParkerVision, Inc. Performance Bonus Plan (the “Plan”). Under the Plan, the Company’s compensation committee may grant cash awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. Awards granted under the Plan are payable upon achievement of performance goals for performance periods as established by the compensation committee. All of the Company’s employees (including its executive officers) are eligible to be selected by the Company’s compensation committee to participate in the Plan. The Plan is more fully described on pages 18 to 22 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on May 30, 2013 (the “Proxy Statement”), which description is incorporated herein by reference.

The foregoing summary of the material terms and conditions of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, which is included as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 10, 2013, the shareholders of the Company approved amendments to the Company’s articles of incorporation to: (i) divide the Company’s directors into three classes with staggered terms of office and (ii) provide that directors may only be removed for cause. Prior to the amendments, the entire board of directors was elected annually and directors could be removed with or without cause by the shareholders. The board of directors of the Company approved the amendments on May 14, 2013. The amendments are more fully described on pages 13 to 17 of the Proxy Statement, which description is incorporated herein by reference.

Articles of amendment to the Company’s articles of incorporation setting forth the amendments were filed with the Department of State of the State of Florida on July 11, 2013, and the amendments became effective on such date.

The foregoing summary of the material terms and conditions of the articles of amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the articles of amendment, which are included as Exhibit 3.1 to this report and are incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its 2013 annual meeting of shareholders on July 10, 2013. At the annual meeting, the Company’s shareholders considered proposals: (1) to elect seven members of the Company’s board of directors, to hold office until the first, second or third ensuing annual meeting in accordance with the classification of directors provided in proposal (2)(A) below (as described in the Proxy Statement), if proposal (2)(A) were to be approved, or until the next annual meeting, if proposal (2)(A) were not to be approved, and in either case until their respective successors are duly elected and qualified; (2) to approve amendments to the Company’s articles of incorporation to: (A) divide the Company’s directors into three classes with staggered terms of office and (B) provide that directors may only be removed for cause; (3) to approve the Company’s Performance Bonus Plan; (4) to ratify the selection of PricewaterhouseCoopers LLP (“PWC”) as the Company’s independent certified registered public accounting firm for the year ended December 31, 2013; (5) to approve, on an advisory basis, the Company’s named executive officer compensation; and (6) to select, on an advisory basis, the frequency of future advisory votes on the Company’s named executive officer compensation.

The shareholders elected Messrs. Jeffrey Parker, William Hightower, John Metcalf, David Sorrells, Robert Sterne, Nam Suh, and Papken der Torossian as directors, who together constitute the entire board of directors of the Company. The following is a tabulation of votes cast for and withheld from each director, as well as the number of broker non-votes with respect to each director:

Nominee	For	Withheld	Broker Non-votes
Jeffrey Parker	59,722,967	1,489,606	18,690,186
William Hightower	59,820,464	1,392,109	18,690,186
John Metcalf	59,980,970	1,231,603	18,690,186
David Sorrells	59,881,797	1,330,776	18,690,186
Robert Sterne	57,692,579	3,519,994	18,690,186
Nam Suh	59,722,661	1,489,912	18,690,186
Papken der Torossian	59,725,704	1,486,869	18,690,186

The shareholders also approved a proposal to amend the Company’s articles of incorporation to divide the Company’s directors into three classes with staggered terms of office. The following is a tabulation of votes cast for and against the proposal, as well as the number of abstentions and broker non-votes.

For	Against	Abstentions	Broker Non-votes
34,984,791	25,890,746	337,036	18,690,186

As a result, Messrs. Parker, Hightower and Suh will hold office until the 2016 annual meeting, Messrs. Sorrells and der Torossian will hold office until the 2015 annual meeting and Messrs. Metcalf and Sterne will hold office until the 2014 annual meeting, and, in all cases, until their respective successors are duly elected and qualified. Thereafter, each class of directors will hold office until the third successive annual meeting after their election and until their respective successors have been elected and qualified.

The shareholders also approved a proposal to amend the Company’s articles of incorporation to provide that the Company’s directors may be removed only for cause. The following is a tabulation of votes cast for and against the proposal, as well as the number of abstentions and broker non-votes.

For	Against	Abstentions	Broker Non-votes
34,804,037	25,613,991	794,545	18,690,186

The shareholders also approved the Company’s Performance Bonus Plan. The following is a tabulation of votes cast for and against the proposal, as well as the number of abstentions and broker non-votes.

For	Against	Abstentions	Broker Non-votes
37,560,892	23,017,582	634,099	18,690,186

The shareholders also ratified the selection of PWC as the Company’s independent certified registered public accounting firm. The following is a tabulation of votes cast for and against the ratification of PWC, as well as the number of abstentions and broker non-votes.

For	Against	Abstentions	Broker Non-votes
77,802,910	1,992,586	107,263	0

The shareholders also approved, on an advisory basis, the Company’s named executive officer compensation (“Say-on-Pay”). The following is a tabulation of votes cast for and against the proposal, as well as the number of abstentions and broker non-votes.

For	Against	Abstentions	Broker Non-votes
57,149,919	3,778,462	284,192	18,690,186

The shareholders also approved, on an advisory basis, a two-year frequency for future Say-on-Pay advisory votes. The shareholder vote was as follow:

For Two Years	For One Year	For Three Years	Abstentions	Broker Non-votes
31,722,453	27,653,884	814,671	1,021,565	18,690,186

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

3.1	Articles of Amendment to Articles of Incorporation, dated July 11, 2013, effective July 11, 2013.

10.1	ParkerVision, Inc. Performance Bonus Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 12, 2013

PARKERVISION, INC.

By:	/s/ Cynthia Poehlman
Cynthia Poehlman
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Articles of Amendment to Articles of Incorporation, dated July 11, 2013, effective July 11, 2013.

10.1	ParkerVision, Inc. Performance Bonus Plan.